UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

___________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 5, 2014

STEELE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53474	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 Garnet Ave, Suite 2A San Diego, CA 95682
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (225) 246-2181

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Steele Resources Corporation, a Nevada corporation

Item 4.01  Change in Registrant's Auditors

(a) Previous independent registered audit firm.

Effective March 5, 2014, the Registrant dismissed Rose, Snyder & Jacobs LLP ("RSJ"), which did audit Registrant’s year-end financial statements for the years ended December 31, 2011 and December 31, 2012. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

During the period July 12, 2010 through the date of the termination (March 5, 2014) of RSJ, there have been no disagreements with RSJ (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSJ, would have caused them to make reference thereto in their report on financial statements for such years.

The report of the independent registered public accounting firm of RSJ as of and for the years ended December 31, 2011 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the reports contained a “going concern” paragraph.

A copy of the foregoing disclosures was provided to RSJ prior to the date of the filing of this report. Attached as an exhibit is a letter from RSJ addressed to the Securities and Exchange Commission, stating that RSJ agreed with the statements above. The Company is filing this letter as Exhibit 16.1.

(b) New independent registered public accounting firm.

On March 5, 2014, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged MaloneBailey LLP, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2012 through December 31, 2013 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2014.

During the fiscal year ended December 31, 2012 and through the date of the engagement of MaloneBailey LLP, neither the Registrant nor anyone on its behalf has consulted with MaloneBailey LLP,  regarding either:

(a)  The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that MaloneBailey LLP, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Rose, Snyder & Jacobs to the Securities and Exchange Commission dated March 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014	STEELE RESOURCES CORPORATION
By: /s/ Scott Landow
Scott Landow Chief Executive Officer

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